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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2000.



                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     000-27038               94-3156479
 (State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)
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                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
                     --------------------------------------
                     Address of principal executive offices



                                 (978) 977-2000
                     --------------------------------------
               Registrant's telephone number, including area code

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     This Current Report on Form 8-K (the "Report") is filed by ScanSoft, Inc., a Delaware corporation (the "Registrant").

     This Report, the proxy statement/prospectus and the documents incorporated by reference herein contain "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"). These statements, which include statements regarding expected advantages and other effects of the merger described below relate to expectations concerning matters that are not historical facts. Words such as "projects," "believes," "anticipates," "plans," "expects," "intends,"
"estimates" and similar words and expressions are intended to identify forward-looking statements. Important factors that could cause actual results to differ materially from such expectations ("Cautionary Statements") include:

     o    a highly competitive environment in the software imaging market;

     o difficulties in achieving gross margin and operating expense targets based on competitive and market factors;

     o gauging the rate of product transitions accurately and introducing new products in the face of rapid technology cycles;

     o    differentiating products from those of competitors;

     o    competing successfully in the markets for new products;

     o anticipating customer demand accurately and estimating the production supplies needed to meet such demand; and

     o    successfully implementing the merger.

     These Cautionary Statements are disclosed more fully in the Registration
Statement on Form S-4, Registration No. 333-96487 ("Form S-4") filed with the
United States Securities and Exchange Commission (the "Commission") on February
9, 2000. All forward-looking statements attributable to the Registrant are expressly qualified in their entirety by these Cautionary Statements. For more information about the Registrant refer to the Form S-4. The Registrant does not undertake any obligation to update any forward-looking statements.

     On March 13, 2000, the Registrant acquired Caere Corporation, a Delaware corporation ("Caere"), through the merger of Caere with and into a wholly-owned subsidiary ("Merger Sub") of the Registrant (the "Merger"), pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated as of January 15,
2000 by and among the Registrant, Caere and Merger Sub.


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The Merger became effective at 4:30 p.m. on the date of the filing of a
Certificate of Merger with the Delaware Secretary of State on March 13, 2000
(the "Effective Time").

     At the Effective Time: (i) Caere ceased to exist; and (ii) each share of Caere's outstanding capital stock was converted into the right to receive
1.55779 shares of the Registrant's common stock and $4.00 cash.

     All of Caere's stock options, whether vested or unvested, were converted into the Registrant's stock options and each option so assumed by the Registrant constitutes an option to acquire, on the same terms and conditions (including the same vesting provisions) as were applicable under such option prior to the Effective Time, that number of whole shares of the Registrant's common stock equal to the product of the number of shares of ScanSoft common stock subject to such option multiplied by the exchange ratio of 2.36181 (rounded down to the nearest whole number). Each assumed option has an exercise price per share equal to the quotient obtained by dividing the exercise price per share of the ScanSoft common stock subject to such option by 2.36181 (rounded up to the nearest whole cent). The Registrant's options outstanding at the Effective Time remain outstanding in accordance with their terms. A Registration Statement on Form S-8 with respect to the shares of the Registrant's common stock underlying the assumed ScanSoft options and rights will be filed by the Registrant with the Commission.

     The Merger will be accounted for as a purchase and, accordingly, the acquired assets and liabilities of Caere Corporation will be recorded at estimated fair values. Funds used in the Merger were available from the general working capital of the combined entity.

     The summary of the provisions of the Agreement set forth above is qualified by reference to the Agreement, which is incorporated herein by reference to Annex A to the Form S-4.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

     The financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated herein by reference from the Registrant's Form S-4, as filed by the Registrant with the Commission on February 9, 2000.

     (b)  Pro Forma Financial Information.

     The financial statements required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act are incorporated herein by reference from the Registrant's Form S-4, as filed by the Registrant with the Commission on February 9, 2000.


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     (c)  Exhibits.

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
          2.1  Agreement and Plan of Reorganization by and among ScanSoft, Inc.,
               Scorpion Acquisitions Corporation and Caere Corporation dated as of January 15, 2000, filed as Exhibit 2.1 to Registrant's Form
               S-4, as filed with the Commission on February 9, 2000, and incorporated by reference herein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SCANSOFT, INC.


                                        /s/ Michael K. Tivnan
                                        ----------------------------------------
                                        Michael K. Tivnan, President and Chief
                                        Executive Officer

                                        Date:  March 27, 2000



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                                  EXHIBIT INDEX

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
EXHIBIT
  NO.          DESCRIPTION
-------        -----------
  2.1          Agreement and Plan of Reorganization between ScanSoft, Inc.,
               Scorpion Acquisitions Corporation and Caere Corporation dated as of January 15, 2000, filed as Exhibit 2.1 to Registrant's Form
               S-4, as filed with the Commission on February 9, 2000, and incorporated by reference herein.



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